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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

Citigroup Mortgage Loan Trust Inc.
(Exact name of registrant as specified in its charter)

Delaware                                 333-117349                             01-0791848
(State or other jurisdiction             (Commission                            (IRS Employer
of incorporation)                        File Number)                           Identification No.)

390 Greenwich Street, New York, New York                                        10013
(Address of principal executive offices)                                        (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Citigroup Mortgage Loan Trust Inc. (the
"Registrant") has caused to be filed with the Securities and Exchange Commission
(the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated October 26, 2004, in connection with the Registrant's issuance of a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-UST1, Mortgage Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004, among the Registrant as depositor, UST Mortgage Company as master servicer, U.S. Bank National Association as trustee and Citibank, N.A. as trust administrator. The Certificates designated as the Series 2004-UST1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the
"Mortgage Pool") of conventional, one- to four-family, adjustable-rate mortgage loans secured by first liens on residential real properties, having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") have advised the
Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.




                                      -2-
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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                (a) Not applicable

                (b) Not applicable

                (c) Exhibits

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
Exhibit No.                               Description
-----------                               -----------
99.1                                      Computational  Materials  (as defined in Item 5) that have been provided by
                                          Citigroup  Global  Markets  Inc.  to  certain  prospective   purchasers  of
                                          Citigroup Mortgage Loan Trust, Series 2004-UST1,  Asset Backed Pass-Through
                                          Certificates.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 28, 2004

                                            CITIGROUP MORTGAGE LOAN TRUST INC.


                                            By: /s/ Matthew R. Bollo
                                               -------------------------------
                                            Name:   Matthew R. Bollo
                                            Title:  Assistant Vice President


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                                Index to Exhibits

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
    Exhibit No.                                  Description                                    Sequentially Numbered Page
    -----------                                  -----------                                    --------------------------
        99.1          Computational  Materials  (as  defined  in Item 5) that have been                     P
                      provided by Citgroup  Global Markets Inc. to certain  prospective purchasers of Citigroup  Mortgage Loan Trust,  Series  2004-UST1,
                      Asset Backed Pass-Through Certificates.



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                                  EXHIBIT 99.1

                                [FILED BY PAPER]